Exhibit 99.1

Press Release

Media Contact:

Maureen Bender
AdtalemMedia@Adtalem.com
+1 313-319-4732

Investor Contact:

Jay Spitzer
Investor.Relations@Adtalem.com
+1 312-906-6600

Adtalem Completes $150 Million Share Repurchase Program; Board Authorizes New $750 Million Program

Company Completes Accelerated Share Repurchase Program

New Three-Year, $750 Million Authorization Reflects Continued Confidence in Company's Fundamental Strength and Long-Term Strategic Outlook

CHICAGO – Dec. 15, 2025 – Adtalem Global Education Inc. (NYSE: ATGE), America’s largest healthcare educator, today announced the completion of its $150 million share repurchase program, under which the Company repurchased approximately 1.6 million shares, and a new $750 million share repurchase authorization approved by the Board of Directors through December 2028. The new three-year authorization underscores management and the Board's conviction in Adtalem's strategic direction, strong financial position, and ability to generate substantial cash flow while continuing to invest in growth initiatives.

"Our operational execution continues to generate strong cash flow, giving us the flexibility to invest in significant growth opportunities while returning capital to shareholders in a tax-efficient manner," said Steve Beard, chairman and chief executive officer, Adtalem Global Education. "This new repurchase authorization reflects our disciplined, return-on-investment approach to capital allocation. The demand for what we do—preparing the healthcare workforce our country needs—continues to accelerate, and we have the financial strength to both capitalize on that opportunity and reward our shareholders."

Since February 2022, Adtalem has returned $913 million to shareholders by repurchasing 17.2 million shares at an average price of $52.94 which represents a 30% reduction in shares outstanding against base shares outstanding as of Feb. 1, 2022. The company has 34.9 million shares of common stock outstanding as of Dec. 10, 2025. The Company has also taken significant steps to strengthen its balance sheet, reducing its debt by $1.1 billion since closing the Walden University acquisition on Aug. 12, 2021 to $508.4 million as of Oct. 31, 2025.

Repurchases under the new authorization can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions or otherwise, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations.

First quarter fiscal year 2026 results and financial reconciliations can be found on the Adtalem investor relations website at investors.adtalem.com.

Adtalem will host an Investor Day where it plans to provide a comprehensive strategic and operational update, scheduled for February 24, 2026.

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About Adtalem Global Education

Adtalem Global Education is the leading provider of healthcare education in the U.S., shaping the future of healthcare by preparing a dynamic workforce with high-quality academic programs. We innovate education pathways, align with industry needs and empower individuals to reach their full potential. Our commitment to excellence and access is reflected in our expansive network of institutions, serving over 97,000 students and supported by a strong community of approximately 365,000 alumni and over 10,000 dedicated employees. Visit Adtalem.com for more information and follow us on LinkedIn and Instagram.

CAUTIONARY DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, which includes statements regarding Adtalem’s future growth. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “future,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “will,” “would,” “could,” “can,” “continue,” “preliminary,” “potential,” “range,” and similar terms. These forward-looking statements are subject to risk and uncertainties that could cause actual results to differ materially from those described in the statements. Important factors that could cause actual results to differ materially from the expectations expressed or implied by our forward-looking statements are disclosed in Item 1A. “Risk Factors,” of our Annual Report on Form 10-K. You should evaluate forward-looking statements in the context of these risks and uncertainties and are cautioned to not place undue reliance on such forward-looking statements. We caution you that factors, performance or developments we expect or anticipate may not occur as we expect or, even if substantially realized, may not affect us or our operations in the way we expect. All forward-looking statements are based on information available as of the date any such statements are made, and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

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